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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 23, 1998



                               VERTEL CORPORATION
           --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   California
           --------------------------------------------------------
                 (State or other jurisdiction of incorporation)



         0-19640                                          95-3948704
   ----------------------                    -------------------------------
  (Commission File Number)                  (IRS Employer Identification No.)



21300 Victory Blvd., Suite 1200, Woodland Hills, CA                91367
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   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:       (818) 227-1400
                                                   -----------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 8.    Change in Fiscal Year.
           ---------------------

  On November 23, 1998, the Registrant's Board of Directors approved a change in the Registrant's fiscal year. The date of the Registrant's new fiscal year end will be December 31 of each year. Previously, the Registrant's fiscal year end was January 2, 1999. Pursuant to Rule 13a-10(d) under the Securities Act of 1934, as amended, the Registrant will not file a separate transition report for the two day transition period between December 31, 1998 and January 2, 1999, but will cover the transition period in its Annual Report on Form 10-K for the new fiscal year ending December 31, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              VERTEL CORPORATION
                              (Registrant)



Dated: December 17, 1998    By:   /s/ Gordon L. Almquist
                               ---------------------------------------------
                                  Gordon L. Almquist
                                  Vice President of Finance, Chief Financial
                                  Officer and Assistant Secretary

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